Exhibit 21.1
Significant Subsidiaries - December 31, 2021

Entity	Jurisdiction
Ares ECSF II GP LLC	Delaware
Ares ECSF II (B) GP, L.P.	Cayman Islands
Ares Centre Street GP, Inc.	Delaware
Ares Commercial Finance GP LP	Delaware
ACF GP LLC	Delaware
ACF Management Investment, LLC	Delaware
Ares CCF GP, L.P.	Cayman Islands
Ares CCF GP Limited	Cayman Islands
Ares CCF GP LLC	Delaware
Ares Jasper GP, L.P.	Delaware
Jasper GP LLC	Delaware
Ares ECSF VII (Palo Verde) GP, L.P.	Cayman Islands
Ares ECSF VII (Palo Verde) GP LLC	Delaware
Ares MC Investments Co-Invest GP, LLC	Delaware
Ares MC Investments Management, Ltd.	Cayman Islands
Ares ECSF III (A) GP LLC	Delaware
Ares ECSF III (A) GP, L.P.	Cayman Islands
Ares ECSF IV (M) GP LLC	Delaware
Ares ESCF IV (M) GP, L.P.	Cayman Islands
Ares ECSF VI (B) GP LLC	Delaware
Ares ECSF VI (B) GP, L.P.	Cayman Islands
Ares ECSF IX (C) GP LLC	Delaware
Ares ECSF IX (C) GP, L.P.	Cayman Islands
Ares ESCF X (T) GP LLC	Delaware
Ares SSG Holdings, L.P.	Delaware
Ares ICOF III GP LP	Delaware
Ares ICOF III GP LLC	Delaware
Ares CLO Funding I GP LLC	Delaware
Ares European Loan Funding GP Limited	Jersey
Ares HICOF Management, L.P.	Delaware
Ares HICOF Management GP LLC	Delaware
Ares HICOF II Management GP LLC	Delaware
Ares HIFOC II Management LP	Delaware
APF Management GP LLC	Delaware
APF Management, L.P.	Delaware
EIF US Power III, LLC	Delaware
ASOF Management, L.P.	Delaware
ASOF Management GP LLC	Delaware
Ares SSG Capital Management (Singapore) Pte. Ltd.	Singapore
Ares SSG Capital Holdings Limited	Cayman Islands
SSG Capital Partners V GP, Ltd.	Cayman Islands

Pacific Investment Management (Mauritius) Limited	Mauritius
Courbet Holdings Ltd.	British Virgin Islands
Ares US Real Estate VIII Advisors, L.P.	Delaware
Ares US Real Estate VIII Capital Advisors, LLC	Delaware
Ares US Real Estate Development and Redevelopment Advisors II, L.P.	Delaware
AEPEP (Scotland) GP II, L.L.P.	Scotland
AEPEP (Scotland) Manager II Limited	Scotland
AEPEP GP II, LLC	Delaware
Ares SSG Capital Management (Hong Kong) Limited	Hong Kong
Ares Portfolio Sourcing LLC	Delaware
ACE III GP (Cayman) LP	Cayman Islands
ACE III GP (Scotland) LLP	Scotland
ACE III GP LLC	Delaware
ACE III Managing Member Limited	Scotland
ACE III Second Member Limited	Scotland
ACE IV GP LLC	Delaware
ACE V GP LLC	Delaware
Ares Capital Europe V GP S.à.r.l.	Luxembourg
Ares Capital Europe V GP (Delaware), LP	Delaware
ACOF Investment Management LLC	Delaware
ACOF IV ATD Co-Invest Management LLC	Delaware
ACOF IV UPM Series 2 GP LLC	Delaware
ACOF Management IV GP LLC	Delaware
ACOF Management IV, L.P.	Delaware
ACOF Management V GP LLC	Delaware
ACOF Management V, L.P.	Delaware
ACOF Management VI GP LLC	Delaware
ACOF Management VI, L.P.	Delaware
ACOF Operating Manager, L.P.	Delaware
ACOF Operating Manager IV, LLC	Delaware
AEIF Linden GP, LLC	Delaware
AEOF Management GP LLC	Delaware
AEOF Management, L.P.	Delaware
AIP GP LLC	Delaware
AM Services AUS Pty Ltd	Delaware
AOI Holdings, LLC	Delaware
Ares Operations India LLP (f/k/a AOISSC India LLP)	Delaware
AREG MA Co-Invest Incentive GP, LLC	Delaware
AREG Star and Garter Co-Invest Advisors GP, LLC	Delaware
Ares Administrative Services (DIFC) Limited	Dubai
Ares AMWH Holdings, Inc.	Delaware
Ares Australia Holdings LLC	Delaware
Ares Capital Europe IV GP (Delaware), L.P.	Delaware

Ares Capital Europe IV GP S. à.r.l.	Luxembourg
CION Ares Diversified Credit Fund	Delaware
CION Ares Management, LLC	Delaware
Ares Capital Management II LLC	Delaware
Ares Capital Management III LLC	Delaware
Ares Capital Management LLC	Delaware
Ares SME Management GP, LLC	Delaware
Ares SME Management, L.P.	Delaware
Ares Charitable Foundation	Cayman Islands
Ares Acquisition Corporation	Cayman Islands
AAC Capital Investors GP, LLC	Delaware
Ares Acquisition Holdings	Cayman Islands
Ares Capital Corporation	Delaware
Ares CLO Management II LLC	Delaware
Ares CLO Management LLC	Delaware
Ares Commercial Real Estate Management LLC	Delaware
Ares Real Estate Income Trust Inc.	Delaware
AREIT Operating Partnership LP	Delaware
AREIT Real Estate Holdco LLC	Delaware
BCI IV Operating Partnership LP	Delaware
BCI IV Portfolio Real Estate Holdco LLC	Delaware
Black Creek Industrial REIT IV Inc.	Delaware
Ares EIF Management V LLC	Delaware
Ares EIF Management V, L.P.	Delaware
Ares European Operations S.à.r.l.	Luxembourg
Ares European Real Estate Advisors (Lux) V S. à.r.l.	Luxembourg
Ares European Real Estate Advisors GP V, LLC	Delaware
Ares European Real Estate Advisors V, L.P.	Delaware
Ares Finance Co. LLC	Delaware
Ares Finance Co. II LLC	Delaware
Ares Finance Co. III LLC	Delaware
Ares Holdco LLC	Delaware
Ares Holdings L.P.	Delaware
Ares India Management (US) LLC	Delaware
Ares Initial Limited Partner Limited	England and Wales
Ares Investments Holdings LLC	Delaware
Ares Investor Services LLC	Delaware
Ares Management Consolidated Holdings LLC	Delaware
Ares Management Holdings L.P.	Delaware
Ares Management Limited	England and Wales
Ares Management LLC	Delaware
Ares Management Luxembourg	Luxembourg
Ares Management UK Limited	England and Wales

Ares Management UK (GP) Limited	Scotland
Ares UK CSF Limited	England and Wales
Ares CSF LLP	Scotland
Ares UK CSF GP, L.P.	Scotland
Ares Management Worldwide Holdings LLC	Delaware
Ares Operations LLC	Delaware
Ares PCS Management GP, LLC	Delaware
Ares PCS Management, L.P.	Delaware
Ares PCS Management GP II, LLC	Delaware
Ares PCS Management II, L.P.	Delaware
Ares PE Co-Invest GP LLC	Delaware
Ares Real Estate Acquisition SPV LLC	Delaware
Ares Real Estate Investment Holdings	Cayman Islands
Ares Real Estate Management Holdings, LLC	Delaware
Ares SDL Capital Investors GP LLC	Delaware
Ares US Real Estate Dev and Redev Capital Advisors II, LLC	Delaware
Ares US Real Estate IX Advisors, L.P.	Delaware
Ares US Real Estate IX Capital Advisors, LLC	Delaware
ASSF Management GP S1 LLC	Delaware
ASSF Management III GP LLC	Delaware
ASSF Management III, L.P.	Delaware
ASSF Management IV GP LLC	Delaware
ASSF Management IV, L.P.	Delaware
ASSF Operating Manager IV, L.P.	Delaware
EIF Channelview GP, LLC	Delaware
EIF Oregon GP, LLC	Delaware
Ares EIF Management, LLC	Delaware
EIF US Power IV, LLC	Delaware
SDL Management GP, L.P.	Cayman Islands
Ares Secured Income Fund GP LLC	Delaware
Landmark Equity Advisors LLC	Delaware
Landmark Realty Advisors, L.L.C.	Delaware
Landmark RA Partners II-GP, L.P.	Delaware
Landmark Partners XV, LLC	Delaware
Landmark Partners XVI-GP, L.P.	Delaware
Landmark Partners XVII-GP, L.P.	Delaware
Landmark Real Estate Fund VII-GP, L.P.	Delaware
NCL Fund III GP, L.P.	Delaware
Ares EDLEV GP LLC	Delaware
Ares EDLEV GP, L.P.	Cayman Islands
Ares MCSF (M) Management LLC	Cayman Islands
Ares PBN Holdings GP Ltd.	Cayman Islands

AEVF Management GP LLC	Delaware
AEVF Management LP	Delaware
AREG 601 W. 29 Co-Invest Advisors LP	Delaware
AREG LPKC Advisors, L.P.	Delaware
Ares Real Estate Enhanced Income Advisors, LLC	Delaware
AREG Iberian Residential Advisors (Delaware), L.P.	Delaware
AREG Iberian Residential Advisors (Lux) S.á.r.l.	Luxembourg
Ares US Real Estate Opportunity Capital Advisors III, LLC	Delaware
Ares US Real Estate Opportunity Advisors III, L.P.	Delaware
Ares US Real Estate Opportunity Incentive III, L.P.	Delaware
Ares Midway GP, L.P.	Delaware
Ares Pan-European Logistics GP LLC	Cayman Islands
Ares Pan-European Logistics GP, L.P.	Cayman Islands
Ares Direct Investments (AC) GP LLC	Delaware